                                  EXHIBIT 10.8

                       SUMMARY OF APPROVED CHANGES TO THE
              BLUE CROSS AND BLUE SHIELD PRIMARY LICENSE AGREEMENTS
              -----------------------------------------------------
Page 1 of 3

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
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                 Action                        Effective Date                            Explanation

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
Replace the Entire Exhibit 1 with the     November 16, 2000        Amended Paragraph 1 Exhibit 1: Permits a Licensed
new Exhibit 1.                                                     Controlled Affiliate to use the Blue Brands in its
                                                                   legal name subject to certain conditions.
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Replace the entire Exhibit 1 with the     November 16, 2000        Amended Exhibit 1: Delayed implementation of the new
new Exhibit 1.                                                     financial and enrollment report.
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Replace the entire Exhibit 1 with the     N/A                      Amended Exhibit 1: Eliminated reporting requirements
new Exhibit 1.                                                     that have sunset (i.e., dates no longer are
                                                                   applicable). NOTE: THESE REVISIONS ARE NOT SHOWN
                                                                   BELOW, BUT ARE REFLECTED IN REDLINED VERSION OF
                                                                   LICENSE AGREEMENTS.
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


REVISED EXCERPT OF PRIMARY LICENSE AGREEMENTS, EXHIBIT 1:

1.    GRANT OF LICENSE

      Subject to the terms and conditions of this Agreement, BCBSA hereby grants to Controlled Affiliate the right to use the Licensed Marks and Name in connection with, and only in connection with: (i) health care plans and related services, as defined in BCBSA's License Agreement with Plan, and administering the non-health portion of workers' compensation insurance, and (ii) underwriting the indemnity portion of workers' compensation insurance, provided that Controlled Affiliate's total premium revenue comprises less than 15 percent of the sponsoring Plan's net subscription revenue.

This grant of rights is non-exclusive and is limited to the Service Area served by the Plan. Controlled Affiliate may use the Licensed Marks and Name in its legal name on the following conditions: (i) the legal name must be approved in advance, in writing, by BCBSA; (ii) Controlled Affiliate shall not do business outside the Service Area under any name or mark; and (iii) Controlled Affiliate shall not use the Licensed Marks and Name, or any derivative thereof, as part of any name or symbol used to identify itself in any securities market. Controlled Affiliate may use the Licensed Marks and Name in its Trade Name only with the prior, written, consent of BCBSA.

                       SUMMARY OF APPROVED CHANGES TO THE
              BLUE CROSS AND BLUE SHIELD PRIMARY LICENSE AGREEMENTS
              -----------------------------------------------------
Page 2 of 3


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
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         Action          Effective Date                               Explanation

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
Replace the           November 16, 2000    Amended Exhibit 2:
Entire Exhibit 2
with the new                               -  Eliminated required annual Consolidating Financial Statement and
Exhibit 2.                                    replaced it with the Annual Plan, Subsidiary and Affiliate Report.
                                           -  Delayed implementation of the revised Quarterly Financial and
                                              Enrollment Reporting.
                                           -  Eliminated reporting requirements that have sunset (i.e., dates no longer are applicable). NOTE: THESE REVISIONS ARE NOT SHOWN BELOW, BUT ARE
                                              REFLECTED IN REDLINED VERSION OF LICENSE AGREEMENTS.

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

REVISED EXCERPT OF PRIMARY LICENSE AGREEMENTS, EXHIBIT 2, MEMBERSHIP STANDARDS:


Standard 2:


A Plan shall furnish to the Association on a timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between the Association and the Plans. Such reports and records are the following:

D. Quarterly Financial Report , Semi-annual "Managed Care Organizations Risk-Based Capital (MCO-RBC) Report" starting 12/31/98 and thereafter as defined by the NAIC, Combined Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report**, Annual Statement filed with State Insurance Department (with all attachments), Plan,
      Subsidiary and Affiliate Report; and . . . . . .

E. Quarterly Enrollment Report , Semi-Annual Benefit Cost Management Report starting 6/30/00 and thereafter, NMIS Report up to and through second quarter 2000 and Member Touchpoint Measures Index (MTM) starting 12/31/00 and semi-annually thereafter.

                       SUMMARY OF APPROVED CHANGES TO THE
              BLUE CROSS AND BLUE SHIELD PRIMARY LICENSE AGREEMENTS
              -----------------------------------------------------

Page 3 of 3

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
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         Action            Effective Date                                     Explanation

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
Replace the                January 1, 2001      Revisions to Exhibit 5:
Entire Exhibit 5
with the new                                    -  Amended Section 3A Mandatory Dispute Resolution - reduced the votes
Exhibit 5                                          required to appoint the administrator of the MMDR from double 51%
                                                   majority of the Plans to a double majority vote of the Plan present and voting.

                                                -  Deleted Section 4G - Amendments to MDR rules.
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


REVISED EXCERPT OF PRIMARY LICENSE AGREEMENTS: EXHIBIT 5, MEDIATION AND MANDATORY DISPUTE RESOLUTION RULES

      A.    MDR Administrator

The Administrator shall be an independent entity such as the Center for Public Resources, Inc. or Endispute, Inc., specializing in alternative dispute resolution. The Administrator shall be designated initially, and may be changed from time to time, by the affirmative vote of a majority of the Plans present and voting and a majority of the total then current weighted vote of all the Plans present and voting.